UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2016

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700                            42-0935283
(Commission File Number)                     (IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa         50021
(Address of principal executive Offices)             (Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On May 2, 2016, Casey's General Stores, Inc. (the "Company") entered into a Note Purchase Agreement, dated as of May 2, 2016 (the "Note Agreement"), with Prudential Arizona Reinsurance Term Company; Zurich American Life Insurance Company; Pensionskasse des Bundes Publica; New York Life Insurance Company; New York Life Insurance and Annuity Corporation; New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2); New York Life Insurance and Annuity Corporation Institutionally Owned Life insurance Separate Account (BOLI 3); The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee; Voya Retirement Insurance and Annuity Company; ReliaStar Life Insurance Company; Voya Insurance and Annuity Company; Security Life of Denver Insurance Company; ReliaStar Life Insurance Company of New York; Union Fidelity Life Insurance Company; Metropolitan Life Insurance Company; MetLife Insurance K.K.; General American Life Insurance Company; and MetLife Insurance Company USA (collectively, the "Purchasers") relating to the issuance by the Company of $100,000,000 aggregate principal amount of Senior Notes consisting of (1) $50,000,000 aggregate principal amount of 3.65% Senior Notes, Series C, due May 2, 2031 (the "Series C Notes") and (ii) $50,000,000 aggregate principal amount of 3.72% Senior Notes, Series D, due October 28, 2031 (the "Series D Notes," and, together with the Series C Notes, the "Notes"). The Company intends to use the proceeds of the Notes for store constructions, remodels and acquisitions and other working capital purposes.

The Series C Notes were issued on May 2, 2016 and will bear interest at the rate of 3.65% per annum from the date thereof, payable semi-annually on May 2 and November 2 of each year. The Series C Notes mature on May 2, 2031.

The Series D Notes will be issued on October 28, 2016 and will bear interest at the rate of 3.72% per annum from the date thereof, payable semi-annually on April 28 and October 28 of each year. The Series D Notes will mature on October 28, 2031.

The Note Agreement requires the Company to make mandatory prepayments of principal of the Notes on the dates and in the principal amounts following:

Series C Notes                 Series D Notes

May 2, 2025 - $5 million        October 28, 2025 - $5 million
May 1, 2026 - $8 million        October 28, 2026 - $8 million
May 3, 2027 - $8 million        October 28, 2027 - $8 million
May 2, 2028 - $8 million        October 27, 2028 - $8 million
May 2, 2029 - $8 million        October 29, 2029 - $8 million
May 2, 2030 - $8 million        October 28, 2030 - $8 million

In addition to the mandatory prepayments, the Company also may at any time or from time to time prepay all or a portion of the Notes, in an amount not less than $2,000,000. Any such optional prepayment shall be at a price equal to 100% of the principal amount so prepaid plus the Make-Whole Amount (as defined in the Note Agreement) determined for the date of prepayment with respect to such principal amount. Any optional prepayment of less than all of the Notes outstanding shall be allocated pro rata among all of the Notes then outstanding.

The Note Agreement provides that, in the event of a Change of Control (as defined in the Note Agreement), each holder of the Notes will have the right to require the Company to purchase all or a portion of such holder's Notes at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the repurchase date. The Note Agreement includes representations and warranties by the Company to the Purchasers, and certain affirmative covenants addressing, among other matters, the maintenance of the Company's corporate existence, compliance with laws and the provisions of certain financial information and reports to the Purchasers. The Note Agreement also includes certain financial covenants, including a maximum indebtedness to EBITDA (earnings before interest, taxes, depreciation and amortization) ratio, a minimum fixed charge coverage ratio and a minimum consolidated net worth test. In addition, the Company agrees to be bound by certain negative covenants while the Notes are outstanding, which include, among other matters, limitations on consolidated total debt and priority debt, limitations on liens, limitations on mergers or consolidations, and limitations on sales of assets. Upon the occurrence of an Event of Default (as defined in the Note Agreement), the Purchasers may declare the entire principal amount of the Notes, together with the Make-Whole Amount described in the Note Agreement and all accrued interest at the Default Rate (defined in the Note Agreement), to be immediately due and payable. Events of Default include, among other matters, nonpayment of the principal of or interest on the Notes when due, a breach of any of the covenants of the Company contained in the Note Agreement, bankruptcy, reorganization or insolvency events involving the Company and any representations or warranty of the Company contained in the Note Agreement proving to have been false or incorrect when made.

Attached hereto as Exhibit 4.11 and incorporated herein by reference is a copy of the Note Agreement and the schedules and exhibits thereto. The foregoing description of the Notes is qualified in its entirety by reference to the Note Agreement and the form of Notes attached thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Date: May 3, 2016        By:    ___/s/William J. Walljasper____________________________
William J. Walljasper
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.        Description

4.11	Note Purchase Agreement, dated as of May 2, 2016, between Casey's General Stores, Inc. and the Purchasers named therein.

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